Exhibit 10.5

Execution Version

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 28, 2014 (the “Fourth Amendment Effective Date”), among (1) FRESHPET, INC. (formerly known as Professor Connor’s, Inc.), a Delaware corporation (the “Borrower”), (2) the several banks and other lenders from time to time parties to this Agreement (the “Lenders”) and (3) ONEWEST BANK N.A. (formerly known as OneWest Bank, FSB) (“OneWest Bank”), as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. The Borrower, the Agent and the Lenders are party to that certain Amended and Restated Credit Agreement, dated as of April 15, 2013 as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2013, (ii) that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 3, 2013 and (iii) that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2013 (as the same may be further amended, restated or modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made available to the Borrower a revolving loan facility in the maximum principal amount of $70,000,000. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Credit Agreement. The Borrower, the Agent and the Lenders have agreed to make certain changes to the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) On and after the Fourth Amendment Effective Date, all references in the Credit Agreement to (i) the Borrower shall be a reference to Freshpet, Inc., a Delaware corporation (formerly known as Professor Connor’s, Inc.) and (ii) OneWest Bank shall be a reference to OneWest Bank N.A.(formerly known as OneWest Bank FSB).

(b) Notwithstanding anything to the contrary in Section 2.16(a)(ii) of the Credit Agreement, in connection with this Amendment only, the Borrower shall be permitted to exercise the increase request option in a minimum principal amount of $2,500,000.

(c) On the signature page to the Credit Agreement for OneWest Bank, the reference to its Revolving Loan Commitment is hereby deleted and replaced with the following: “Revolving Loan Commitment: “$42,500,000”.

(d) Schedule 1.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(a), attached hereto.

SECTION 2. Conditions Precedent to Second Amendment Effective Date. This Amendment shall become effective upon receipt by the Agent of the following conditions precedent, in each case in form and substance satisfactory to the Agent:

(a)	This Amendment, duly executed by the Borrower, the Majority Lenders and the Agent;

(b)	(i) Amendments to (A) the Equity Contribution Agreement, and (B) each Shareholder Guarantee (other than for Richard Thompson), in each case, increasing the amounts covered thereby by an aggregate amount of $2,500,000, and reaffirming the obligations under such Equity Contribution Agreement or Shareholder Guarantee; and (ii) a Liquidity Compliance Certificate completed and duly executed by the Mid-Ocean Entities and each Shareholder Guarantor.

(c)	A modification to the Plant Mortgage reflecting the increased Revolving Loan Commitment of $70,000,000, duly executed and notarized by the Borrower and in recordable form; and an endorsement to the title policy issued to the Agent, reflecting the increased Revolving Loan Commitment of $70,000,000.

(d)	An amendment to the Subordination Agreement, duly executed by the Senior Lender and the Borrower.

(e)	A Commitment Increase Notice for the Revolving Commitment Increase of $2,500,000, duly executed by the Borrower.

(f)	An Increased Commitment Letter for the Revolving Commitment Increase of $2,500,000, duly executed by OneWest Bank.

SECTION 3. Reference To And Effect On The Credit Agreement And The Other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(a) Except as specifically amended herein or in any other amendment executed in connection herewith, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

SECTION 4. Representations And Warranties. The Borrower represents and warrants to the Agent and the Lenders as follows: (i) it has all requisite power and authority under applicable law and under its organizational documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not violate in any material respect any Requirement of Law applicable to any of the Loan Parties or material Contractual Obligation of any of the Loan Parties, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or such material Contractual Obligation, except as permitted by to the Loan Documents; and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Execution In Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment electronically shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FRESHPET, INC. (formerly known as Professor Connor’s, Inc.), a Delaware corporation

By:

Name:	Richard Kassar

Title:	President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

ONEWEST BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:

Name:	DAVID LIGON

Title:	EXECUTIVE VICE PRESIDENT

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CITY NATIONAL BANK, as a Lender

By:

Name:	Garen Papazyan

Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

BANK OF MONTREAL, as a Lender

By:

Name:	TOMASZ MILEWSKI

Title:	VICE PRESIDENT

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Schedule 1.1(a)

Shareholder Guarantors

Guarantor	Amount	%
MidOcean Partners III, L.P.	$20,316,525.40	32.51%
MidOcean Partners III-A, L.P.	$10,801,074.37	17.28%
MidOcean Partners III-D, L.P	$1,732,400.23	2.77%

Mid Ocean Sub-Total	$32,850,000	52.56%

Dick Kassar	$741,750.00	1.19%
Richard Thompson	$300,000	0.48%

Management Sub-Total	$1,041,750	1.67%

Richard and Suzanne Kayne Living Trust u/t/d 1/14/99	$7,869,926	12.59%
Norris Trust dtd 6/18/02	$4,287,670	6.86%
Michael Targoff	$2,155,047	3.45%
Armstrong Trust u/t/d 9/14/2000	$2,196,154	3.51%
David J. Shladovsky	$1,563,888	2.50%
Mohn Family Trust	$1,399,310	2.24%
James Stern	$1,392,643	2.23%
Peter Neuwirth Trust dtd 12/9/91	$1,038,555	1.66%
Douglas Hampson Revocable Living Trust (2006)	$867,136	1.39%
James R. Wilcox	$858,539	1.37%
Patricia Neuwirth Trust dtd 2/5/91	$772,183	1.24%
David L. Mahoney and Winnifred C. Ellis 1998 Trust dtd 6/25/98	$657,921	1.05%
Jeffrey P. Hughes	$557,177	0.89%
The Lieberthal Trust dtd 3/23/99	$517,050	0.83%
Howard & Marcie Zelikow Living Trust dtd 5/30/07	$478,575	0.77%
Rudnick Living Trust (1999 Restatement)	$392,170	0.63%
William A. Goldstein	$235,889	0.38%
Joseph E. Parzick	$219,662	0.35%
Lawrence S. Coben	$192,807	0.31%
Levine-Zacharius Living Trust dtd 11/17/1989	$192,091	0.31%
Douglas A. & Lori A. Schur Family Trust dtd 5/1/97	$176,363	0.28%
Sasqua Fields Partners, LLC	$104,579	0.17%
Silvers Living Trust dtd 2/11/04	$169,940	0.27%
Levine Family Investment, LP	$104,722	0.17%
Marilyn S. Moscrip	$94,531	0.15%
Scott Racine	$62,646	0.10%
Walters Family Trust dtd 8/25/05	$36,468	0.06%
Lynn Horn	$14,608	0.02%

Freshpet Investors Sub-total	$28,608,250	45.77%

Total All Guarantees	$62,500,000	100.00%

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement